SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2002

NEW JERSEY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey	1-8359	22-2376465
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1415 Wyckoff Road		07719
Wall, New Jersey		(Zip Code)
(Address of principal executive
offices)

(732) 938-1480
(Registrant’s telephone number, including area code)

Item 7.  Financial Statements and Exhibits

(a) None.
(b) None.
(c) Exhibits:

Exhibit 99.01:  “Another Record Year” Presentation at the American Gas Association Financial Forum, Boca Raton, Florida (furnished pursuant to Item 9).

Item 9.  Regulation FD Disclosure

On May 6, 2002 registrant presented to the American Gas Association Financial Forum security analysts a summary of fiscal 2001 results and outlook for Fiscal 2002. The slides used at the meeting are furnished herewith as exhibit 99.01.

The presentation slides are incorporated by reference in this Item 9. The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or that the materials include material investor information that is not otherwise publicly available. In addition, all of the information in the presentation materials is presented as of May 6, 2002, and the registrant does not assume any obligation to update such information in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: May 6, 2002	By: /s/Glenn C. Lockwood Glenn C. Lockwood Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

99.01:	“Another Record Year” Presentation to the American Gas Association
Financial Forum (furnished pursuant to Item 9)